Exhibit 99.1

Additional Reporting Persons and Signatures


1.	Name and Address of Reporting Person*
RGGPLS Holding, Inc.
13650 N.W. 8th Street, Suite 109
Sunrise, 		Florida			33325

1.	Name and Address of Reporting Person*
Glenn M. Parker 2004 Multigenerational Trust
c/o RGGPLS Holding, Inc., 13650 N.W. 8th Street, Suite 109
Sunrise, 		Florida			33325

1.	Name and Address of Reporting Person*
Robert Gregg 2004 Multigenerational Trust
c/o RGGPLS Holding, Inc., 13650 N.W. 8th Street, Suite 109
Sunrise, 		Florida			33325

1.	Name and Address of Reporting Person*
Parker, Robin	S.
c/o RGGPLS Holding, Inc., 13650 N.W. 8th Street, Suite 109
Sunrise, 		Florida			33325

1.	Name and Address of Reporting Person*
Gregg, Pamela Fay
c/o RGGPLS Holding, Inc., 13650 N.W. 8th Street, Suite 109
Sunrise, 		Florida			33325

1.	Name and Address of Reporting Person*
Pincus, Kathryn G.
c/o RGGPLS Holding, Inc., 13650 N.W. 8th Street, Suite 109
Sunrise, 		Florida			33325

1.	Name and Address of Reporting Person*
Parker, Glenn M.
c/o RGGPLS Holding, Inc., 13650 N.W. 8th Street, Suite 109
Sunrise, 		Florida			33325

1.	Name and Address of Reporting Person*
Gregg, Robert
c/o RGGPLS Holding, Inc., 13650 N.W. 8th Street, Suite 109
Sunrise, 		Florida			33325

1.	Name and Address of Reporting Person*
Stone, Lewis P.
c/o RGGPLS Holding, Inc., 13650 N.W. 8th Street, Suite 109
Sunrise, 		Florida			33325

1.	Name and Address of Reporting Person*
Stone, Stephanie T.
c/o RGGPLS Holding, Inc., 13650 N.W. 8th Street, Suite 109
Sunrise, 		Florida			33325

1.	Name and Address of Reporting Person*
Robert Gregg Revocable Trust Dated December 18, 2000
c/o RGGPLS Holding, Inc., 13650 N.W. 8th Street, Suite 109
Sunrise, 		Florida			33325

1.	Name and Address of Reporting Person*
Lewis P. Stone 2004 Multigenerational Trust
c/o RGGPLS Holding, Inc., 13650 N.W. 8th Street, Suite 109
Sunrise, 		Florida			33325


GLENN M. PARKER 2004 MULTIGENERATIONAL TRUST

By:/s/ Robin S. Parker
Robin S. Parker, as trustee

LEWIS P. STONE 2004 MULTIGENERATIONAL TRUST

By: /s/Stephanie T. Stone
Stephanie T. Stone, as trustee

ROBERT GREGG 2004 MULTIGENERATIONAL TRUST

By: /s/ Pamela Fay Gregg
Pamela Fay Gregg, as trustee

ROBERT GREGG REVOCABLE TRUST DATED DECEMBER 18, 2000

By: /s/ Robert Gregg
Robert Gregg, as trustee

/s/ Robin S. Parker
Robin S. Parker, as trustee for the
GLENN M. PARKER 2004 MULTIGENERATIONAL TRUST

/s/ Robert Gregg
Robert Gregg, as trustee for the
GLENN M. PARKER 2004 MULTIGENERATIONAL TRUST

/s/Stephanie T. Stone
Stephanie T. Stone, as trustee for the
LEWIS P. STONE 2004 MULTIGENERATIONAL TRUST

/s/ Robin S. Parker
Robin S. Parker, as trustee for the
LEWIS P. STONE 2004 MULTIGENERATIONAL TRUST

/s/ Pamela Fay Gregg
Pamela Fay Gregg, as trustee for the
ROBERT GREGG 2004 MULTIGENERATIONAL TRUST

/s/ Kathryn G. Pincus
Kathryn G. Pincus, as trustee for the
ROBERT GREGG 2004 MULTIGENERATIONAL TRUST

/s/ Robert Gregg
Robert Gregg, as trustee for the
ROBERT GREGG REVOCABLE TRUST DATED DECEMBER 18, 2000

/s/ Glenn M. Parker
Glenn M. Parker

/s/ Lewis P. Stone
Lewis P. Stone

/s/ Robert Gregg
Robert Gregg